                                                                     Exhibit 4.1

                             [Front of Certificate]

NUMBER                                                        SHARES


                      ATX TELECOMMUNICATIONS SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                           10,000 SHARES COMMON STOCK
                            Par Value $.01 Per Share


THIS CERTIFIES that ____________________________________________________________
____ is the owner of ________________________________________________ Shares of
the Common Stock of ATX TELECOMMUNICATIONS SERVICES, INC. fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of __________ A.D. 2000.




______________________________                   ______________________________
       C.E.O./Secretary                                  Co-President

                              [Back of Certificate]


The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.















         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --     as tenants in common                          UNIF GIFT MIN ACT      .......Custodian................
TEN ENT     --     as tenants by the entireties                                         (Cust)            (Minor)
JT TEN      --     as joint tenants with right of                                       under Uniform Gift to Minors
                   survivorship and not as tenants in common                            Act ............................
                                                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_________________________

________________________________________________________________________________

________________________________________________________________________________

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
              DATED _______________
                  IN PRESENCE OF


                                                     _________________________
_______________________